Scudder
High Yield
Tax Free Fund


Annual Report
May 31, 1999

No-Load Funds

A fund that seeks to provide a high level of income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                        Scudder High Yield Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  1/22/87  Total Net Assets as of       Ticker Symbol:  SHYTX
                             5/31/99: $450.1 million
--------------------------------------------------------------------------------

o Scudder High Yield Tax Free Fund's fiscal year end has changed from December 31 to May 31. For its abbreviated fiscal year beginning January 1, 1999, through May 31, 1999, Scudder High Yield Tax Free Fund posted a total return of 0.18%. Over the 12 months ended May 31, the Fund returned 4.17%, outpacing the 3.57% average performance of the Fund's peers over the same period, according to Lipper Analytical Services, Inc.

o For the one-, three-, five-, and ten-year periods, the Fund's total returns placed it in the top one-third of municipal bond funds as tracked by Lipper. Please see page 6 for additional Lipper performance information.

o As of May 31, 1999, Scudder High Yield Tax Free Fund's 30-day net annualized SEC yield was 4.46%, equivalent to a 7.38% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

o Scudder High Yield Tax Free Fund received an overall Morningstar Rating(TM) of five stars out of 1,586 tax free funds as of May 31, 1999.*

                                Table of Contents

  3 Letter from the Fund's President     22 Financial Highlights
  4 Performance Update                   23 Notes to Financial Statements
  5 Portfolio Summary                    26 Report of Independent Accountants
  6 Portfolio Management Discussion      27 Tax Information
 10 Glossary of Investment Terms         28 Officers and Trustees
 11 Investment Portfolio                 29 Investment Products and Services
 19 Financial Statements                 30 Scudder Solutions


* Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 1999. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received five stars for the three-year period, five stars for the five-year period, and four stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The Fund was rated among 1586, 1184, and 368 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.


                      2 - Scudder High Yield Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

   We are pleased to report to you on Scudder High Yield Tax Free Fund's abbreviated fiscal year ended May 31, 1999. We have changed the Fund's fiscal year end from December 31 to May 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's annual and semiannual periods ending in May and November. For its abbreviated fiscal year that began January 1, 1999, and ended May 31, 1999, the Fund posted a total return of 0.18%. Over the 12 months ended May 31, the Fund returned 4.17%, outpacing the 3.57% average performance of the Fund's peers over the same period, according to Lipper.

   Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 7 of interest. The chart shows that over the 12-month period ended May 31, 30-year municipal bonds displayed measurably less price volatility than comparable Treasury securities. For more information concerning Scudder High Yield Tax Free Fund's market performance, strategy, and outlook, please see the Portfolio Management Discussion that begins on page 6.

   For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

   Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 31 provides more information on how to contact Scudder. Thank you for choosing Scudder High Yield Tax Free Fund to help meet your investment needs.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder High Yield Tax Free Fund

                      3 - Scudder High Yield Tax Free Fund

                          Performance Update as of May 31, 1999

--------------------------------------------------------------------------------
Fund Index Comparisons
--------------------------------------------------------------------------------
                          Total Return

   ----------------------------------------------------
   Period               Growth of              Average
   Ended 5/31/1999      $10,000    Cumulative   Annual
   ----------------------------------------------------
   Scudder High Yield Tax Free Fund
   ----------------------------------------------------
   1 Year               $ 10,417       4.17%     4.17%
   5 Year               $ 14,392      43.92%     7.55%
   10 Year              $ 21,564     115.64%     7.99%
   ----------------------------------------------------
   Lehman Brothers Municipal Bond Index
   ----------------------------------------------------
   1 Year              $ 10,467       4.67%     4.67%
   5 Year              $ 14,147      41.47%     7.18%
   10 Year             $ 21,062     110.62%     7.73%


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Yearly periods ended May 31

                   Scudder High   Lehman Brothers
                    Yield Tax       Municipal
                    Free Fund       Bond Index

          '89         10000           10000
          '90         10550           10733
          '91         11614           11814
          '92         12968           12976
          '93         14757           14529
          '94         14984           14888
          '95         16274           16243
          '96         16935           16986
          '97         18555           18395
          '98         20701           20121
          '99         21564           21062

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

Yearly Periods Ended May 31

CHART DATA:



                                       1990     1991    1992     1993     1994     1995    1996     1997     1998    1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                      $ 11.13  $ 11.38  $ 11.72 $ 12.33  $ 11.61  $ 11.86  $ 11.66 $ 12.09  $ 12.80  $ 12.69
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                     $  .75   $  .77   $  .74  $  .70   $  .67   $  .70   $  .68  $  .66   $  .66   $  .64
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions          $  .10   $  .06   $  .19  $  .25   $  .27   $   --   $   --  $   --   $   --   $   --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                  5.50    10.08    11.66   13.79     1.54     8.61     4.06    9.57    11.57     4.17
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                 7.33    10.08     9.83   11.97     2.47     9.11     4.57    8.29     9.39     4.67
------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year and ten year periods would have been lower.

                      4 - Scudder High Yield Tax Free Fund

                      Portfolio Summary as of May 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Hospital/Health                        21%
      Toll Revenue/Transportation            12%
      Electric Utility Revenue               12%
      Project Revenue/Special Assessment      9%
      Port/Airport Revenue                    8%
      State General Obligation/Lease          7%
      Sales/Special Tax                       6%
      Core Cities/Lease                       4%
      Housing Finance Authority               4%
      Miscellaneous Municipal                17%
   ----------------------------------------------
                                            100%
   ----------------------------------------------

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas.

--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA                            32%
      AA                              9%
      A                               9%
      BBB                            22%
      Not Rated                      28%
   --------------------------------------
                                    100%
   --------------------------------------

   Weighted Average Quality: AA

We continue to de-emphasize lower quality bonds at present, because differences in yield between higher and lower quality municipal bonds are sufficiently narrow that investors in lower-quality bonds are not sufficiently compensated for taking on additional credit risk.

--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Less than 1                     2%
      1 through                      13%
      5 through 8                    17%
      8 through 15                   52%
      Greater than 15                16%
   --------------------------------------
                                    100%
   --------------------------------------

Weighted Average Effective Maturity: 10.70 years

The Fund continues its cautious stance on the market with respect to interest rate risk, maintaining an average effective maturity similar to that of its competitive universe.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are availabe upon request.

                      5 - Scudder High Yield Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels by the close of Scudder High Yield Tax Free Fund's most recent fiscal year. During its abbreviated fiscal year beginning January 1, 1999, through May 31, 1999, the Fund returned 0.18%. Over the 12 months ended May 31, the Fund returned 4.17%, outpacing the 3.57% average performance of the Fund's peers over the same period as tracked by Lipper Analytical Services, Inc., an independent analyst of investment performance. As of May 31, 1999, Scudder High Yield Tax Free Fund's 30-day net annualized SEC yield was 4.46%, equivalent to a 7.38% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

Scudder High Yield Tax Free Fund's long-term performance record remains highly competitive: As shown in the accompanying table, the Fund's average annual total returns placed it in the top one-third of its peers over one-, three-, five-, and ten-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.



Competitive Long-Term Returns
(Average annual returns for periods ended May 31, 1999)
------------------------------------------------------------------------
              Scudder
                High          Lipper               Number
              Yield Tax       average                of
              Free Fund       annual                Funds   Percentile
Period         return         return        Rank   tracked    Ranking
------------------------------------------------------------------------
1 year          4.17%          3.57%         16  of  53       Top 30%

3 years         8.39%          7.28%          5  of  36       Top 14%

5 years         7.55%          6.85%          6  of  27       Top 22%

10 years        7.99%          7.11%          3  of  15       Top 20%
------------------------------------------------------------------------
Past performance does not guarantee future results.

Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.

----------

                            A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation late last summer, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. The Federal Reserve's three interest rate cuts during the third and fourth quarters of 1998 helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, with a dramatic 6% annualized increase in GDP for the fourth quarter of 1998 and a strong start in 1999 that seemed to assure at least 4% GDP growth this year. This show of strength, in turn, worried bond investors, who responded by sending 30-year Treasury bond yields back up to July 1998 levels. Over the twelve months ended May 31, yields of 30-year Treasury bonds ended slightly higher, beginning at 5.60% and ending at 5.84%. Over the same time frame, yields of 30-year AAA insured municipal bonds also rose slightly, from 5.10% to 5.22%.


                      6 - Scudder High Yield Tax Free Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Municipals Provided Greater Stability

Monthly prices of 30-year AAA-rated municipal bonds compared with prices of 30-year U.S. Treasury bonds, 5/31/98-5/31/99.

---------------------------------------
               30-year      30-year
                 U.S.      AAA-rated
               Treasury    municipal
                bonds        bonds
---------------------------------------
5/31/98        100.14      100.77
               103.47      100
7/31/98        101.57      100
               107.12      102.33
9/30/98        114.87      105.57
               111.47      102.33
11/30/98       109.83      102.33
               111.47      102.33
1/31/99        111.14      103.13
               103.32      101.55
3/31/99        102.11      100.77
               104.665     100.31
5/31/99        100          98.19

Past performance is not indicative of future results.

Source:  Scudder Kemper Investments, Inc.

In addition to high tax free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

                               A Two-Part Strategy

Scudder High Yield Tax Free Fund's goal is to provide a high level of tax-free income from an actively managed portfolio consisting primarily of investment-grade municipal bonds. During the Fund's abbreviated fiscal year, we maintained a two-part strategy: First, we focused on premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short period of time. Second, we continued the Fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the Fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. In terms of maturity, we focused on 10- to 13-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.

We are continuing to de-emphasize lower quality bonds at present, because differences in yield between higher and lower quality municipal bonds are sufficiently narrow that investors in lower-quality bonds are, in our view, not sufficiently compensated for taking on additional credit risk. As of May 31, 1999. AAA bonds represented 32% of Fund assets while lower-rated BBB bonds comprised only 22% of the Fund's portfolio.

The Fund continues its cautious stance on the market with respect to interest rate risk, maintaining an average duration similar to that of its competitive universe. As of May 31, 1999, the Fund's average duration was 7.7 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)


                      7 - Scudder High Yield Tax Free Fund

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of May 31, 1999, the Fund held securities issued in 30 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                                     Outlook

In light of recent increases in short-term interest rates -- including an increase in the Federal Funds target rate following the close of the period -- a long-predicted slowdown in U.S. economic activity seems more likely to occur in 1999. At the same time, we expect that inflation will remain restrained, which should place an upper limit on interest rate increases. Though as a general rule we maintain an average maturity in line with our market, we will take a cautious approach during the coming months. We will also monitor the level of worldwide economic activity closely over the remainder of the year: The United States has been the only significant engine of economic growth for some time. If the incipient economic recovery in Asia and other parts of the world gathers steam, we will watch for additional upward pressure on inflation and short-term interest rates and adjust our strategy accordingly.

In terms of the Fund's day-to-day strategy, we will maintain our current conservative risk profile until yields of lower-quality bonds become more attractive. The Fund will also continue to seek competitive returns by purchasing 10- to 13-year premium cushion bonds and noncallable bonds over the


                      8 - Scudder High Yield Tax Free Fund
coming months. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,
Your Portfolio Management Team

/s/Philip G. Condon /s/Rebecca L. Wilson

Philip G. Condon    Rebecca L. Wilson



                               Scudder High Yield
                                 Tax Free Fund:
                          A Team Approach to Investing

  Scudder High Yield Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Philip G. Condon has had responsibility for the Fund's day-to-day operations since its inception in 1987, having joined the Adviser in 1983. Mr. Condon has over 17 years of experience in the investment industry.

  Portfolio Manager Rebecca L. Wilson joined the Adviser in 1986 and the Fund as a Portfolio Manager in 1998. Ms. Wilson contributes over 12 years of experience in municipal investing and research.


                     9 - Scudder High Yield Tax Free Fund

                          Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund is based on
                           the sum of the market value of all the securities owned by the fund, plus assets less liabilities, divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument would
                           have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based on
                           a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      10 - Scudder High Yield Tax Free Fund

                     Investment Portfolio as of May 31, 1999

                                                                                                           Principal     Market
                                                                                                          Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.7%
------------------------------------------------------------------------------------------------------------------------------------

District of Columbia

District of Columbia, General Obligation, Series 1992 A1, Daily Demand Note, 3.45%,
  10/1/2007* ............................................................................................   1,000,000   1,000,000

Illinois

Chicago, IL, O'Hare International Airport, American Airlines Project, 3.4%, Daily Demand Note,
  12/1/2017* ............................................................................................   1,000,000   1,000,000

New York

Long Island Power Authority, NY, Electric System Revenue, Series 6, Daily Demand Note,
  3.2%, 5/1/2033* .......................................................................................   1,000,000   1,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $3,000,000)                                                                3,000,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.3%
------------------------------------------------------------------------------------------------------------------------------------

Alaska

North Slope Borough, AK, General Obligation:
  Series 1994 B, Zero Coupon, 6/30/2005 (b) .............................................................   7,600,000   5,820,308
  Series 1998 A, Zero Coupon, 6/30/2009 (b) .............................................................   3,000,000   1,857,210

Arizona

Maricopa County, AZ, Industrial Development Agency, Resource Recovery, AMT, Series 1995,
  9.25%, 5/1/2015 .......................................................................................   3,720,000   3,734,322
McDowell Mountain Ranch, AZ, General Obligation, Series 1994, 8.25%, 7/15/2019 ..........................   3,000,000   3,573,510

California

California Community Development Authority, Irvine Airport, Series 1998, 5.25%, 5/15/2025 ...............   3,750,000   3,738,900
California Pollution Control Finance Authority, Solid Waste Disposal Revenue, Canadian Fibre
  of Riverside PJ, AMT, Series 1997 A, 9%, 7/1/2019 .....................................................   6,000,000   6,163,380
Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue:
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2010 ......................................   7,000,000   5,708,990
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011 .......................................   4,415,000   3,662,816
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2012 .......................................   6,000,000   4,981,380
  Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2014 ......................................   2,875,000   2,384,726
Long Beach, CA:
  Aquarium of the Pacific Project, 6.1%, 7/1/2010 .......................................................   4,500,000   4,764,465
  Harbor Revenue, AMT, Series 1998 A, 6%, 5/15/2009 (b) .................................................   2,770,000   3,058,468
Los Angeles County, CA, Certificate of Participation, Marina Del Ray, Series 1993 A, 6.25%,
  7/1/2003 ..............................................................................................   5,500,000   5,771,975
Millbrae, CA, Residential Facilities, AMT, Series 1997 A, 7.375%, 9/1/2027 ..............................   1,000,000   1,065,660
Sacramento, CA, City Financing Authority, Convention Center Hotel, Series 1999 A, 6.25%,
  1/1/2030 ..............................................................................................   4,000,000   3,965,200

    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder High Yield Tax Free Fund


                                                                                                     Principal        Market
                                                                                                     Amount ($)      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

San Francisco, CA, City and County Redevelopment Finance Agency, Residential Facilities, AMT,
  Series 1996 A, 8.5%, 12/1/2026 ..................................................................    2,000,000    2,276,940
San Joaquin Hills, CA, Transportation Corridor Agency, Prerefunded 1/1/2008:
  Series 1993, Step-up Coupon, 0% to 1/1/2002, 7.6% to 1/1/2011 (c) ...............................    5,000,000    5,263,650
  Series 1993, Step-up Coupon, 0% to 1/1/2002, 7.65% to 1/1/2012 (c) ..............................   15,000,000   15,825,900
  Series 1993, Step-up Coupon, 0% to 1/1/2002, 7.65% to 1/1/2013 (c) ..............................    4,000,000    4,220,240

Colorado

Denver, CO, Airport System Revenue, AMT:
  Series 1990 A, Zero Coupon, 11/15/2003 ..........................................................    3,050,000    2,472,300
  Series 1990 A, Zero Coupon, 11/15/2004 ..........................................................    3,130,000    2,403,840
  Series 1990 A, Zero Coupon, 11/15/2005 ..........................................................    1,855,000    1,348,066
  Series 1991 A, Zero Coupon, 11/15/2001 ..........................................................    5,120,000    4,586,547
  Series 1991 D, 7.75%, 11/15/2013 ................................................................    9,775,000   12,093,044
Denver, CO, Urban Renewal Authority, Tax Increment Revenue, Pavilions Convention, AMT,
  Series 1989, 7.75%, 9/1/2016 ....................................................................    2,500,000    2,850,800

Connecticut

Connecticut State Development Authority,  Aquarium Project Revenue, Mystic Marinelife
  Aquarium, Series 1997 A, 6.875%, 12/1/2017 ......................................................    1,000,000    1,051,470
Connecticut State Health Finance Authority, Edgehill Project, Series 1997 A, 6.875%, 7/1/2017 .....    3,000,000    3,188,970
Mashantucket Western Pequot Tribe, CT:
  Series 1996 A, 6.4%, 9/1/2011 ...................................................................    1,510,000    1,639,996
  Series 1996 A, 6.4%, Prerefunded 9/1/2007, 9/1/2011 (c) .........................................    1,490,000    1,710,341
  Series 1997 B, 5.7%, 9/1/2012 ...................................................................    1,000,000    1,016,210
  Series 1999 B, Zero Coupon, 9/1/2010 ............................................................    2,000,000    1,071,600
  Series 1999 B, Zero Coupon, 9/1/2011 ............................................................    2,000,000    1,004,200
  Series 1999 B, Zero Coupon, 9/1/2012 ............................................................    2,000,000      942,000
  Series 1999 B, Zero Coupon, 9/1/2013 ............................................................    2,000,000      885,080
  Series 1999 B, Zero Coupon, 9/1/2014 ............................................................    2,000,000      829,720

District of Columbia

District of Columbia, American College of Obstetricians, Series 1999, 4.75%, 8/15/2018 (b) ........      500,000      464,785
District of Columbia, Convention Center Authority, Series 1998, 5.25%, 10/1/2014 (b) ..............    3,000,000    3,038,190
District of Columbia, General Obligation, Certificate of Participation, Series 1993, 7.3%, 1/1/2013    4,650,000    5,022,512
District of Columbia, General Obligation, Series 1993 A, 5.875%, 6/1/2005 (b) .....................    4,300,000    4,626,972
District of Columbia, Hospital Revenue, Metlantic Washington Hospital Center, Series 1992 A,
  7.125%, Prerefunded 8/15/2002, 8/15/2019 (c) ....................................................    3,000,000    3,325,950
District of Columbia, Water and Sewer Authority, Public Utility Revenue, Series 1998, 6%,
  10/1/2014 (b) ...................................................................................    8,445,000    9,351,149

    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder High Yield Tax Free Fund

                                                                                                Principal      Market
                                                                                               Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------

Florida

Bayside, FL, Community Development District, Capital Improvement Revenue, 6.3%, 5/1/2018 ...     980,000     983,009
Broward County, FL, Housing Finance Authority, Single Family Mortgage Revenue, Zero Coupon,
  Series 1983 A, 4/1/2014 ..................................................................   1,635,000     371,913
Indian Trace, FL:
  Community Development Authority, Water Management District Bonds, Series 1995, 6.875%,
  4/1/2010 .................................................................................   2,155,000   2,246,911
  Special Tax Revenue, Water Management, Series 1995, 8.25%, 5/1/2005 ......................   1,580,000   1,718,503
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series 1998 A,
  5.8%, 5/1/2026 ...........................................................................   1,500,000   1,462,050

Georgia

Athens-Clarke County, GA, Wesley Woods, Series 1997, 6.35%, 10/1/2017 ......................   1,575,000   1,594,467
Coweta County, GA, Residential Care Facilities for the Elderly, Wesley Woods, Series 1996 A,
  8.25%, 10/1/2026 .........................................................................   1,000,000   1,141,010
Fulton County, GA, School District, General Obligation, Series 1998, 5.375%, 1/1/2017 ......   1,500,000   1,561,665
Georgia Municipal Electric Authority, Power Revenue, Series 1993 Z, 5.5%, 1/1/2012 .........   1,375,000   1,439,914
Rockdale County, GA, Development Authority, Solid Waste Disposal Revenue, Visy Paper Inc. ..
  Project, AMT, Series 1993, 7.4%, 1/1/2016 ................................................   4,680,000   4,951,955

Illinois

Chicago, IL, O'Hare International Airport:
  American Airlines, Project A, AMT, Series 1990, 7.875%, 11/1/2025 ........................   1,000,000   1,066,240
  United Airlines Project, Special Facilities Revenue, Series 1999 A, 5.35%, 9/1/2016 ......   2,250,000   2,210,040
Hoffman Estates, IL, Tax Increment Revenue, Series 1991, Zero Coupon, 5/15/2006 ............   4,000,000   2,890,480
Illinois Health Facilities Authority:
  Carle Foundation, Series 1998 A, 5%, 7/1/2011 (b) ........................................   1,410,000   1,404,868
  Memorial Health System, Series 1997, 5.5%, 10/1/2008 (b) .................................   1,325,000   1,401,227
  Methodist Medical Center, Series 1998, 5.5%, 11/15/2013 (b) ..............................   3,165,000   3,269,192
Winnebago County, IL, School District #122, Series 1992, 6.45%, 6/1/2008 (b) ...............   1,500,000   1,709,895

Indiana

Indiana Health Facilities Finance Authority, Franciscan Eldercare Community Services,
  Series 1998, 5.875%, 5/15/2029 ...........................................................   2,300,000   2,216,878
Indiana Municipal Power Agency, Power Supply System, Series 1983 B, 5.875%, 1/1/2009 (b) ...   2,300,000   2,512,198
Indianapolis, IN, Economic Development, Robin Run Village Project, Series 1992, 7.625%,
  10/1/2022 ................................................................................   1,500,000   1,631,760

Iowa

Dubuque County, IA, Private College Facilities Revenue, Clarke College Project, Series 1998,
  5.375%, 9/1/2018 .........................................................................   1,000,000     957,700

    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder High Yield Tax Free Fund

                                                                                                Principal      Market
                                                                                               Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------------------


Maine

Maine Finance Authority, Huntington Common, Series 1997 A, 7.5%, 9/1/2027 ....................   1,000,000   1,022,060

Massachusetts

Boston, MA, Industrial Development Authority, Springhouse Project, Series 1995, 9.25%
  Prerefunded 7/1/2005, 7/1/2025 (c) .........................................................   1,350,000   1,712,583
Lowell, MA, General Obligation, Series 1991, 8.3%, 2/15/2005 .................................     365,000     400,785
Massachusetts General Obligation, Series 1998 C, 5.25%, 8/1/2014 .............................   7,000,000   7,147,910
Massachusetts Health & Educational Facilities Authority, Cooley Dickson Hospital Inc.,
  Series 1993 A, 7.125%, Prerefunded 5/15/2003, 11/15/2018 (c) ...............................   1,810,000   2,034,730
Massachusetts Industrial Finance Agency:
  Edgewood Retirement Community, Series 1995 A, 9%, 11/15/2025 ...............................   1,000,000   1,195,750
  Solid Waste Disposal, Peabody Monofill Project, Series 1994, 9%, 9/1/2005 ..................   2,155,000   2,325,590
Massachusetts State Grant Anticipation Note, Series 1998 A, 5.25%, 12/15/2012 ................   2,550,000   2,650,368
Massachusetts State Health and Educational Facilities Authority, Caritas Christi, Series 1999,
  5.625%, 7/1/2020 ...........................................................................   2,000,000   1,964,760

Michigan

Detroit, MI, City School District, General Obligation, Series 1998 C, 5.25%, 5/1/2015 (b) ....   1,000,000   1,030,520
Detroit, MI, Downtown Development Authority:
  Series 1996, Zero Coupon, 7/1/2011 .........................................................   3,150,000   1,679,391
  Series 1996, Zero Coupon, 7/1/2012 .........................................................   3,150,000   1,582,088
Michigan State Hospital Finance Authority, Genesys Health System, Series 1995, 7.5%,
  Prerefunded 10/1/2005, 10/1/2027 (c) .......................................................   2,000,000   2,354,200
Michigan State Strategic Funding Ltd., Series 1998 A, 5.75%, 11/15/2018 ......................   1,500,000   1,460,595

Mississippi

Mississippi Development Bank, Special Obligation, Diamond Lakes Utilities, Series 1997 A,
  6.25%, 12/1/2017 ...........................................................................   2,000,000   2,043,400

Nevada

Nevada State Housing Division, Single Family Mortgage Revenue, Series 1993 R, 5.95%,
  10/1/2011 ..................................................................................     930,000     969,906

New Hampshire

New Hampshire Higher Education & Health Facilities Authority:
  Monadnok Community Hospital, Series 1990, 9.125%, Prerefunded 10/1/2000, 10/1/2020 (c) .....   1,395,000   1,521,568
  Catholic Charities:
   Series 1991, 8.4%, Prerefunded 8/1/2001, 8/1/2011 (c) .....................................     600,000     672,630
   Series 1997, 5.8%, 8/1/2022 ...............................................................   2,760,000   2,759,752
  Rivermead at Peterborough:
   Series 1998, 5.5%, 7/1/2013 ...............................................................   2,635,000   2,616,739
   Series 1998, 5.625%, 7/1/2018 .............................................................     500,000     480,530

    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder High Yield Tax Free Fund

                                                                                                Principal    Market
                                                                                               Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------------------------------

  Riverwoods Company:
   Series 1997 A, 6.375%, 3/1/2013 .........................................................     725,000     767,840
   Series 1997 A, 6.5%, 3/1/2023 ...........................................................   1,000,000   1,053,780

New Jersey

New Jersey Economic Development Authority, United Methodist Homes, Series 1995, 7.5%,
  Prerefunded 7/1/2005, 7/1/2025 (c) .......................................................   1,000,000   1,180,540

New York

Glen Cove, NY, Housing Authority Revenue, Senior Living Facility, AMT, Series 1996, 8.25%,
  10/1/2026 ................................................................................   1,500,000   1,683,030
Islip, NY, Community Development Agency, New York Institute of Technology,
  Series 1996, 7.5%, 3/1/2026 ..............................................................   2,500,000   2,725,475
Long Island Power Authority, NY, Electrical Systems Revenue:
  Series 1998A, 5%, 12/1/2018 (b) ..........................................................   2,000,000   1,941,780
  Series A, 5.5%, 12/1/2013 (b) ............................................................   4,000,000   4,247,120
New York, NY, General Obligation:
  Series 1996 A, 7%, 8/1/2007 ..............................................................   5,000,000   5,760,100
  Series 1995 B, 6.1%, 8/15/2005 ...........................................................   3,500,000   3,815,385
New York Metropolitan Transportation Authority:
  Series 1991, 7%, Prerefunded 7/1/2001, 7/1/2009 (c) ......................................   1,000,000   1,083,260
  Series 1993 O, 5.75%, 7/1/2013 ...........................................................   2,750,000   2,942,225
  Series 1998 C, 5.125%, 7/1/2013 (b) ......................................................   3,500,000   3,544,380
New York State Dormitory Authority, Mental Health Services, Facilities Improvement:
  Series 1996 B, 6.5%, 2/15/2010 ...........................................................   1,500,000   1,691,385
  Series 1996 B, 6.5%, 2/15/2011 ...........................................................   1,000,000   1,130,730
  Series 1996 B, 6%, 8/15/2012 .............................................................   2,500,000   2,726,750
  Series 1996 B, 6%, 8/15/2016 .............................................................   6,000,000   6,584,280
New York Triborough Bridge and Tunnel Authority, Special Obligation, Series 1998 A, 5.125%,
  1/1/2014 (b) .............................................................................   7,690,000   7,774,129
Onondaga County, NY, Industrial Development Agency, Solid Waste Disposal Facility, Solvay
  Paperboard LLC, AMT, Series 1998, 7%, 11/1/2030 ..........................................   3,500,000   3,632,475

Ohio

Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor Health System,
  Providence Hospital, Series 1992, 6.8%, 7/1/2008 .........................................   5,485,000   6,007,446
Lorain County, OH, Health Care Facilities Revenue, Kendal at Oberlin, Series 1998 A, 5.375%,
  2/1/2012 .................................................................................   2,075,000   2,094,941
Parma, OH, Hospital Improvement Revenue, Parma Community General Hospital, Series 1998,
  5.25%, 11/1/2013 .........................................................................   2,000,000   1,993,900


    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder High Yield Tax Free Fund

                                                                                                Principal     Market
                                                                                               Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------------------

Oklahoma

Oklahoma Development Finance Authority, Hillcrest Healthcare Center, Series 1999 A, 5.625%,
  8/15/2029 .................................................................................   3,000,000   2,942,460

Oregon

Chemeketa, OR, Community College District, General Obligation:
  Series 1998, 5.5%, 6/1/2014 (b) ...........................................................   2,385,000   2,541,051
  Series 1998, 5.5%, 6/1/2015 (b) ...........................................................   2,600,000   2,759,770

Pennsylvania

Blair County, PA, Hospital Authority, Altoona Hospital Project, Series 1998 A, 5.5%,
  7/1/2012 (b) ..............................................................................   1,755,000   1,824,375
Delaware County, PA, White Horse Village Inc.:
  Series 1996 A, 6.7%, 7/1/2007 .............................................................   1,000,000   1,036,770
  Series 1996 A, 7.5%, 7/1/2018 .............................................................   2,000,000   2,159,980
Delaware County, PA, Industrial Development Authority, Series 1997 A, 6%, 1/1/2009 ..........   2,000,000   2,048,200
Latrobe, PA, Industrial Development Authority, St. Vincent College, Series 1998, 5.375%,
  5/1/2013 ..................................................................................   1,885,000   1,901,192
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue,
  Series 1993 A, 6.375%, 7/1/2012 ...........................................................   5,500,000   5,719,945
Pennsylvania Higher Education Authority, Medical College of Pennsylvania, Series 1991 B,
  7.25%, Prerefunded 3/1/2001, 3/1/2005 (c) .................................................   1,000,000   1,077,910
Pennsylvania Intergovernmental Cooperation Authority, Series 1999, 5.25%, 6/15/2011 (b) .....   3,000,000   3,087,240
Philadelphia, PA, Industrial Development Authority, Commercial Development Revenue,
  Series 1997, 6.5%, 10/1/2027 ..............................................................   1,500,000   1,589,295
Philadelphia, PA, Hospitals & Higher Educational Facilities Authority:
  Chestnut Hill College, Series 1999, 6%, 10/1/2029 .........................................   1,000,000     983,440
  Temple University, Children's Medical Center, Series 1999 A, 5.625%, 6/15/2019 ............   3,700,000   3,589,629
Southeastern Pennsylvania Transportation Authority, Series 1999 B, 5.25%, 3/1/2017 ..........   2,180,000   2,193,124

South Carolina

Piedmont, SC, Municipal Power Agency, Series 1998 A, 5.5%, 1/1/2013 (b) .....................   2,900,000   3,068,084
South Carolina Jobs-Economic Development Authority, Hospital Facilities Revenue, Series 1993,
  5.3%, 8/1/2009 (b)* .......................................................................   8,000,000   8,410,240

South Dakota

South Dakota Health & Educational Facilities Authority, Prairie Lakes:
  Series 1992, 7.125%, 4/1/2010 .............................................................     320,000     345,379
  Series 1992, 7.125%, Prerefunded 4/1/2003, 4/1/2010 (c) ...................................     680,000     762,980
  Series 1992, 7.25%, 4/1/2022 ..............................................................     320,000     353,011
  Series 1992, 7.25%, Prerefunded 4/1/2003, 4/1/2022 (c) ....................................     680,000     765,707

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder High Yield Tax Free Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
-------------------------------------------------------------------------------------------------------------------------

South Dakota Housing Development Authority, Home Ownership Mortgage, Series 1992 A, 6.4%,
  5/1/2012 ....................................................................................   3,500,000   3,672,655

Texas

Amarillo, TX, Health Facilities Corporation, Baptist St. Anthony's Hospital Corp., Series 1998,
  5.5%, 1/1/2013 (b) ..........................................................................   2,645,000   2,774,177
Austin, TX, Bergstrom Landhost Enterprises Inc., Airport Hotel, Series 1999 A, 6.75%, 4/1/2027    5,000,000
                                                                                                              5,024,450
Austin, TX, Independent School District, General Obligation, Series 1997, 5%, 8/1/2012 (b) ....   2,000,000
                                                                                                              2,014,540
Austin, TX, Series 1998, 5.25%, 5/15/2017 (b) .................................................   5,000,000   5,111,150
Bexar County, TX, Housing Finance Corporation, Series 1989 A, AMT, 8.2%, 4/1/2022 .............     738,000     761,387
Dallas-Fort Worth, TX, Airport Revenue, American Airlines:
  Series 1990, AMT, 7.5%, 11/1/2025 ...........................................................   1,910,000   2,026,720
  Series 1992, AMT, 7.25%, 11/1/2030 ..........................................................   5,000,000   5,450,800
Hidalgo County, TX, Health Services, Mission Hospital, Series 1996, 6.75%, 8/15/2016 ..........   2,500,000   2,693,275
Lubbock, TX, Health Facilities Development Corp.:
  Carillon Project, Series 1999 A, 6.5%, 7/1/2019 .............................................   3,000,000   2,969,940
  St. Joseph Health Systems, Series 1998, 5.25%, 7/1/2012 .....................................   1,000,000   1,012,540
Midland County, TX, Hospital District, Midland Memorial Hospital, Series 1992, 7.5%,
  Prerefunded 6/1/2002, 6/1/2016 (c) ..........................................................   1,500,000   1,659,375
San Antonio, TX, Electric and Gas Revenue:
  Series 1998 A, 5.25%, 2/1/2013 ..............................................................   1,000,000   1,021,240
  Series 1998 A, 5.25%, 2/1/2014 ..............................................................   2,000,000   2,034,200

Utah

Intermountain Power Agency, Utah Power Supply, Series 1998 A, 5.25%, 7/1/2015 (b) .............   5,575,000   5,631,308
Salt Lake City, UT, Hospital Revenue, Series 1992, 6.65%, 2/15/2012 ...........................   2,000,000   2,218,200

Vermont

Vermont Housing Finance Agency, Northgate Housing Project, Series 1989, 8.25%, 6/15/2020 ......   1,020,000   1,112,851

Virgin Islands

Virgin Islands, Public Finance Authority:
  Series 1992 A, 7.25%, Prerefunded 10/1/2002, 10/1/2018 (c) ..................................   6,500,000   7,300,735
  Series 1998 C, 5.5%, 10/1/2008 ..............................................................   1,500,000   1,561,005

Virginia

Pittsylvania County, VA, Industrial Development Authority, Multitrade of Pittsylvania County,
  L.P. Project, AMT:
   Series 1994 A, 7.45%, 1/1/2009 .............................................................   1,500,000   1,629,360
   Series 1994 A, 7.5%, 1/1/2014 ..............................................................   3,500,000   3,804,850
Virginia College Building Authority, Educational Facilities Revenue, Marymount University,
  Series 1992, 7%, Prerefunded 7/1/2002, 7/1/2022 (c) .........................................   1,200,000   1,324,896

    The accompanying notes are an integral part of the financial statements.

                     17 - Scudder High Yield Tax Free Fund

                                                                        Principal       Market
                                                                        Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------


Washington
King County, WA, School District #403, Series 1998, 5.25%, 12/1/2014     3,945,000     3,995,812
Washington State Public Power Supply System:
  Nuclear Project #2:
   Series 1992 A, 6.3%, 7/1/2012 ...................................    10,000,000    11,268,200
   Series 1994, Inversed Floater, 5.12%, 7/1/2012** ................     3,000,000     3,240,000
   Series 1994, Inversed Floater, 5.4%, 7/1/2012** .................     3,250,000     3,405,448
   Series 1996 A, 6%, 7/1/2008 (b) .................................     3,000,000     3,297,360
  Nuclear Project #3, Series 1989 B, 7.125%, 7/1/2016 ..............     2,500,000     3,062,675

Wisconsin

Wisconsin State Health & Educational Facilities Authority:
  Aurora Health Care Inc., Series 1999 A, 5.6%, 2/15/2029 ..........     4,000,000     3,854,040
  National Regency of New Berlin Project, Series 1995, 8%, 8/15/2025     1,485,000     1,652,953
---------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $411,657,250)                            441,256,387
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $414,657,250) (a)                         444,256,387
---------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $414,657,250. At May 31, 1999, net unrealized appreciation for all securities based on tax cost was $29,599,137. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $31,276,922 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,677,785.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of May 31, 1999.

         AMT: Subject to alternative minimum tax

         At May 31, 1999, open futures contracts purchased short were as follows:

     Futures                                 Expiration          Contracts        Aggregate Face    Market Value ($)
     ------------------------------------ ------------------  -----------------  -----------------  -----------------
     Municipal Bond Index                     June 1999             150            18,295,312         18,433,256
                                                                                 ------------       ------------
     Total unrealized appreciation on open futures contracts purchased short                             137,944
                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     18 - Scudder High Yield Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of May 31, 1999

Assets
-------------------------------------------------------------------------------------------------

                  Investments, at market (identified cost $414,657,250) .......   $ 444,256,387
                  Cash ........................................................          99,150
                  Receivable for Fund shares sold .............................         140,868
                  Interest receivable .........................................       6,433,563
                  Other assets ................................................           4,182
                                                                                  -------------
                  Total assets ................................................     450,934,150
Liabilities
-------------------------------------------------------------------------------------------------
                  Dividends payable ...........................................         426,261
                  Payable for Fund shares redeemed ............................          89,131
                  Payable for daily variation margin on open futures contracts           51,688
                  Accrued management fee ......................................         230,944
                  Other payables and accrued expenses .........................          56,859
                                                                                  -------------
                  Total liabilities ...........................................         854,883
                  -------------------------------------------------------------------------------
                  Net assets, at market value                                     $ 450,079,267
                  -------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on:
                     Investments ..............................................      29,599,137
                     Futures ..................................................         137,944
                  Accumulated net realized gain (loss) ........................      (5,823,986)
                  Paid-in capital .............................................     426,166,172
                  -------------------------------------------------------------------------------
                  Net assets, at market value                                     $ 450,079,267
                  -------------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($450,079,267 / 35,463,486 outstanding shares of
                     beneficial interest, $.01 par value, unlimited number of     ---------------
                     shares authorized) .......................................   $       12.69
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.

                     19 - Scudder High Yield Tax Free Fund

                            Statements of Operations

                                                                                     Five Months
                                                                                        Ended          Year Ended
                                                                                    May 31, 1999      December 31,
Investment Income                                                                      (Note E)            1998
-------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest .......................................................   $ 10,614,289    $ 22,412,866
                                                                                     ------------    ------------
                  Expenses:
                  Management fee .................................................      1,171,322       2,440,931
                  Services to shareholders .......................................        196,973         477,718
                  Custodian and accounting fees ..................................         37,000         113,729
                  Trustees' fees and expenses ....................................         19,984          37,270
                  Reports to shareholders ........................................         20,456          42,998
                  Legal ..........................................................          1,266           6,606
                  Auditing .......................................................         40,961          39,332
                  Registration fees ..............................................         47,168          47,628
                  Other ..........................................................          6,809          15,726
                                                                                     ------------    ------------
                                                                                        1,541,939       3,221,938
                  -------------------------------------------------------------------------------------------------
                  Net investment income                                                 9,072,350      19,190,928
                  -------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ......................        330,513         768,029
                  Net unrealized appreciation (depreciation) during the period on:
                     Investments .................................................     (8,975,535)      3,727,480
                     Futures .....................................................        137,944            --
                                                                                     ------------    ------------
                                                                                       (8,837,591)      3,727,480
                  -------------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                           (8,507,078)      4,495,509
                  -------------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations    $    565,272    $ 23,686,437
                  -------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     20 - Scudder High Yield Tax Free Fund

                       Statements of Changes in Net Assets

                                                                             Five Months
                                                                                Ended
                                                                            May 31, 1999        Years Ended December 31,
Increase (Decrease) in Net Assets                                             (Note E)           1998             1997
-------------------------------------------------------------------------------------------  -----------------------------------
                  Operations:
                  Net investment income ...............................   $   9,072,350    $  19,190,928    $  16,662,353
                  Net realized gain (loss) from investment transactions         330,513          768,029        1,293,696
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ........      (8,837,591)       3,727,480       17,278,728
                                                                          -------------    -------------    -------------
                  Net increase (decrease) in net assets resulting from
                     operations........................................         565,272       23,686,437       35,234,777
                                                                          -------------    -------------    -------------
                  Distributions to shareholders from net investment
                     income............................................      (9,072,350)     (19,191,807)     (16,662,353)
                                                                           -------------    -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................      89,063,593      173,275,197       94,712,636
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions.....................       6,549,592       12,853,477       10,767,421

                  Cost of shares redeemed .............................     (69,149,802)     (95,191,076)     (80,462,768)
                                                                          -------------    -------------    -------------
                  Net increase (decrease) in net assets from Fund share
                     transactions......................................      26,463,383       90,937,598       25,017,289
                                                                          -------------    -------------    -------------
                  Increase (decrease) in net assets ...................      17,956,305       95,432,228       43,589,713
                  Net assets at beginning of period ...................     432,122,962      336,690,734      293,101,021
                                                                          -------------    -------------    -------------
                  Net assets at end of period .........................   $ 450,079,267    $ 432,122,962    $ 336,690,734
                                                                          -------------    -------------    -------------
Other Information
-------------------------------------------------------------------------------------------  -----------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........      33,414,415       26,338,299       24,338,716
                                                                          -------------    -------------    -------------
                  Shares sold .........................................       6,916,529       13,488,602        7,700,257
                  Shares issued to shareholders in reinvestment of
                     distributions.....................................         509,777        1,000,254          874,481
                  Shares redeemed .....................................      (5,377,235)      (7,412,740)      (6,575,155)
                                                                          -------------    -------------    -------------
                  Net increase (decrease) in Fund shares ..............       2,049,071        7,076,116        1,999,583
                                                                          -------------    -------------    -------------
                  Shares outstanding at end of period .................      35,463,486       33,414,415       26,338,299
                                                                          -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                     21 - Scudder High Yield Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                     Five Months
                                                        Ended
                                                     May 31, 1999                  Years Ended December 31,
                                                       (Note E)       1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------
Net asset value, beginning of period ..............   $12.93        $ 12.78    $ 12.04     $ 12.19     $ 10.86    $ 12.55
                                                    --------------------------------------------------------------------------
Income from investment operations:
Net investment income .............................      .26            .65        .67         .66         .68        .70
Net realized and unrealized gain (loss) on
  investment transactions..........................     (.24)           .15        .74        (.15)       1.37      (1.73)
Total from investment operations ..................      .02            .80       1.41         .51        2.05      (1.03)
                                                    --------------------------------------------------------------------------
Less distributions from net investment income .....     (.26)          (.65)      (.67)       (.66)       (.72)      (.66)
                                                    --------------------------------------------------------------------------
Net asset value, end of period ....................   $12.69        $ 12.93    $ 12.78     $ 12.04     $ 12.19    $ 10.86
                                                    --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................................      .18**         6.38      12.04        4.43(a)    19.28(a)   (8.38)(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............      450            432        337         293         304        260
Ratio of operating expenses, net to average
  daily net assets (%).............................      .83*           .84        .90         .91         .80        .80
Ratio of operating expenses before expense
  reductions, to average daily net assets (%)......      .83*           .84        .90         .95         .94        .97
Ratio of net investment income to average daily
  net assets (%) ..................................     4.91*          5.03       5.43        5.59        5.77       6.01
Portfolio turnover rate (%) .......................      7.4*         14.32       33.2        21.9        27.3       34.3

(a)      Total return would have been lower had certain expenses not been reduced.
*        Annualized
**       Not annualized


                     22 - Scudder High Yield Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At May 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $3,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2004, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                     23 - Scudder High Yield Tax Free Fund

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to hedge against changes in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Other. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the five months ended May 31, 1999, purchases and sales of municipal securities (excluding short-term investments) aggregated $42,027,840 and $13,366,357, respectively. During the year ended December 31, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $133,526,326 and $51,446,036, respectively.

The aggregate face value of futures contracts opened during the five months ended May 31, 1999 was $18,433,256. No futures contracts were closed during the period.
                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. For the five months ended May 31, 1999, the fee pursuant to this agreement aggregated $1,171,322, which was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets. For the year ended December 31, 1998, the fee pursuant to this agreement aggregated $2,440,931, which was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.


                     24 - Scudder High Yield Tax Free Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the five months ended May 31, 1999, the amount charged to the Fund by SSC aggregated $127,716, of which $25,498 is unpaid at May 31, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $312,600.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the five months ended May 31, 1999, the amount charged to the Fund by SFAC aggregated $30,972, of which $6,308 is unpaid at May 31, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $67,621.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the five months ended May 31, 1999, Trustees' fees and expenses aggregated $19,984. For the year ended December 31, 1998, the Trustee's fees and expenses aggregated $37,270.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               E. Year End Change

On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.



                     25 - Scudder High Yield Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund (the "Fund") at May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
July 21, 1999


                     26 - Scudder High Yield Tax Free Fund

                                 Tax Information

Of the dividends paid from net investment income for the five months ended May 31, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.





                     27 - Scudder High Yield Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Philip G. Condon*
Vice President

Ashton P. Goodfield*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                     28 - Scudder High Yield Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      29 - Scudder High Yield Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder High Yield Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      31 - Scudder High Yield Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER